Supplement dated December 8, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Intermediate Bond Fund	9/1/2014
Effective January 1, 2015 (the Effective Date), the information under the subsection Additional Investment Strategies and Policies - Expense Reimbursement Arrangements and Impact on Past Performance in the More Information About the Fund section of the Prospectus for the above mentioned Fund has been superseded and replaced with the following:
Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Intermediate Bond Fund
Class A	0.86%
Class B	1.61%
Class C	1.61%
Class I	0.48%
Class K	0.78%
Class R	1.11%
Class R4	0.61%
Class R5	0.53%
Class W	0.86%
Class Y	0.48%
Class Z	0.61%
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This arrangement may be revised or discontinued at any time.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates and any predecessor firms that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
The rest of the section remains the same.
On the Effective Date the voluntary fee waiver for a portion of the distribution fee for Class C shares of the Fund has ceased.  Accordingly, on the effective date, references to such voluntary waiver in the subsection Distribution and Service Fees in the Choosing a Share Class section of the prospectus for the Fund are removed.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP166_04_001_(12/14)